UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2001



                         Commission File Number 0-30745

                               INTERCALLNET, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Florida                                                  88-0426807
 ---------------------------                                 -----------------
(State or other jurisdiction                                  (I.R.S. Employer
of incorporation or organization                             Identification No.)



    6340 NW 5th Way
    Fort Lauderdale, FL                                                33309
(Address of principal executive offices)                             (Zip Code)
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 Registrant's telephone number, including area code (954) 315-3100
                                                     -------------



           ----------------------------------------------------------
           Former name or former address, if changed since last report

ITEM 1.      CHANGES IN CONTROL OF REGISTRANT

Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 29, 2001, Mr. Scott Gershon resigned as President of Intercallnet, Inc. and Mr. George Pacinelli was appointed as his successor. Mr. Gershon continues in his position as the Company's Chairman of the Board, Director and Chief Executive Officer.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Not Applicable


ITEM 8. CHANGE IN FISCAL YEAR

Not Applicable

ITEM 9. REGULATION FD DISCLOSURE

Not Applicable

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERCALLNET, INC.




June 6, 2001                       By: /s/ Scott Gershon
                                       ----------------------------------------
                                       Scott Gershon, Chief Executive Officer